O BT INVESTMENT FUNDS O


                           LATIN AMERICAN EQUITY FUND



                                 ANNUAL REPORT
                                ----------------
                                SEPTEMBER O 1998

LATIN AMERICAN EQUITY FUND

Table of Contents


         Letter to Shareholders                                  3

         Latin American Equity Fund
            Statement of Assets and Liabilities                  6
            Statement of Operations                              6
            Statements of Changes in Net Assets                  7
            Financial Highlights                                 8
            Notes to Financial Statements                        9
            Report of Independent Accountants                   11
            Tax Information                                     11

         Latin American Equity Portfolio
           Schedule of Portfolio of Investments                 12
           Statement of Assets and Liabilities                  13
           Statement of Operations                              13
           Statements of Changes in Net Assets                  14
           Financial Highlights                                 14
           Notes to Financial Statements                        15
           Report of Independent Accountants                    17


                                ---------------
        The Fund is not insured by the FDIC and is not a deposit,
        obligation of or guaranteed byBankers Trust Company. The Fund is subject to investment risks, including possible loss of principal amount invested.
                                ---------------

LATIN AMERICAN EQUITY FUND

Letter to Shareholders


We are pleased to present you with this annual report for the Latin American Equity Fund (the "Fund"), providing a review of the markets, the Portfolio, and our outlook as well as a complete financial summary of the Fund's operations and a listing of the Portfolio's holdings.

MARKET ACTIVITY
In general, the Latin American equity markets had a difficult year, as events in other parts of the globe impacted investor sentiment toward these nations' currencies and economies.

Early in the fiscal year, Latin American equity markets weakened sharply, as currency devaluations throughout Asia caused investors to question the stability of Latin American currencies in general and the Brazilian real in particular. However, prompt policy action by the Brazilian government helped to stabilize the markets, and investor confidence throughout most of the region was rather quickly restored. In contrast to Asia, investors were convinced that the Latin American nations had lower current account deficits, stronger banking systems, and governments that were willing to take appropriate action.

Equity market weakness resumed in the second half of the fiscal year in response to several global, regional, and domestic developments. These included:

o the contagious effect and increased emerging market risk following monetary events in Asia--especially the weakening of the Japanese yen and the possible devaluation in China and Hong Kong

o devaluation of the ruble and default on debt in Russia, which, in turn, led to a sharp sell-off in emerging market debt and increased the perceived risk associated with all emerging market investments

o further deterioration in trade balances throughout the Latin American region caused by both stronger imports and weaker commodity prices; the former was in response to domestic consumption growth, the latter to falling oil prices

o tighter economic policy in acknowledgement of these trade problems, which resulted in a downgrade of economic growth expectations across the region

o increased political risk, particularly in Brazil, where polls showed a decline in the popularity of the sitting president, Mr. Cardoso, who was standing for re-election in October.

The worst affected markets were those with current account and budget deficits reliant on foreign capital. Countries with fixed currency systems, like Brazil and Argentina, particularly came under pressure, as speculators positioned themselves for the possibility that these currency systems would break down.

INVESTMENT REVIEW
While the Fund's performance was disappointing due to the developments just described, the Fund did outperform both its benchmark and its category average for the annual period. It is also well worth noting that the Fund's performance is well ahead of its benchmark and its category average for the three years and life of the Fund as of September 30, 1998.

During the annual period, the Fund primarily benefited from a combination of strong stock selection and country allocation. For example, significantly adding to the Fund's relative performance was our move from an overweight to an underweight position in Brazil during the third calendar quarter.

We moved the Fund to a defensive underweight position in Brazil, because we believe Brazilian interest rates are likely to remain high in the foreseeable future and because economic recession is expected next year. We also remain skeptical of the Brazilian government's ability to deliver sufficient policy change, although we do believe that money will be made available by the international community. Valuations in this market remain attractive and have discounted most of this negative news, but the equity market is likely to remain depressed until some of the current risks abate.

We recently increased the Fund's exposure to Mexico to an overweight position. Key equity holdings include Telefonos de Mexico, a telecommunications company, Grupo Industrial Bimbo, a packaged food company, Corporacion Geo, a construction company, and Gruma, a consumer-based company.

The Fund is underweight in Argentina's equity market. However, we did recently purchase YPF Sociedad Anonima, an oil and gas company. YPF is a very low cost, efficient producer with well-respected management. Given its low valuation, we believe it is well positioned to benefit from consolidation in the industry.

------------------------------------------------------------------------------------------------
Periods ended September 30, 1998        Cumulative Total Returns   Average Annual Total Returns
------------------------------------------------------------------------------------------------
                                       Past 1   Past 3   Since      Past 1   Past 3   Since
                                        year    years   inception    year    years   inception
------------------------------------------------------------------------------------------------
BT Investment Latin American
  Equity Fund(1) (inception 10/25/93)  -44.28%   3.20%   -10.80%    -44.28%   1.05%   -2.29%
------------------------------------------------------------------------------------------------
IFCI Latin American Index(2)           -47.32% -13.87%   -16.14%    -47.32%  -4.85%   -3.51%
------------------------------------------------------------------------------------------------
Lipper Latin American Average(3)       -50.19% -13.52%   -26.23%    -50.19%  -5.03%   -6.24%
------------------------------------------------------------------------------------------------

(1) Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(2) This index represents the IFCILatin American Investable Regional total return Series and represents the amount that the foreign institutional investors might buy by the virtue of the foreign institutional restrictions plus factor's in minimum market capitalization and liquidity screens. Indices are unmanaged, and investments cannot be made in an index.

(3) Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

LATIN AMERICAN EQUITY FUND

Letter to Shareholders


 Ten Largest Stock Holdings
-------------------------------------------------------------------------

 Telefonos de Mexico ADR                   Grupo Televisa SA GDR
 Class L
-------------------------------------------------------------------------
 Grupo Industrial Bimbo                    Aracruz Cel SA Sponsored
 SA Ser. A                                 ADR
-------------------------------------------------------------------------
 Cemig SA Sponsored                        Corporacion Geo SA de CV
 ADR                                       Ser. B
-------------------------------------------------------------------------
 Telesp Participacoes Pfd ADR              Electrobras Ord.
-------------------------------------------------------------------------
 Fomento Economico                         Kimberly Clark de Mexico -- A
 Mexico ADR
-------------------------------------------------------------------------

The Fund holds underweight positions in the peripheral markets of Chile, Colombia, and Venezuela. The earnings outlook in these economies is poor due to high interest rates, raised to support weak currencies and external deficits, and due to their reliance on commodity exports. In Venezuela, we are also concerned about the risks associated with the upcoming presidential election in December. A win by Hugo Chavez would likely be interpreted very poorly by the equity market, as he is advocating a moratorium on Venezuela's foreign debt.

MANAGER OUTLOOK
For the near term, we believe Latin American equity market performance will continue to be volatile. Thus, the Fund is holding a reasonable cash level and maintaining a defensive portfolio positioning. More specifically, we intend to remain underweight in Brazil, as we feel the risks there are very high. The key issues in Brazil going forward are two. First, whether the re-elected president, Mr. Cardoso, can satisfy the market with a credible fiscal package needed to stop capital outflows and prevent a devaluation in its currency, the real. Second, the size and conditions surrounding any G7/International Monetary Fund support program for the region. The outlook also remains cautious for Argentina and the peripheral markets.

We are more optimistic on Mexico for several reasons. We believe the free float of the currency will allow interest rates to trend down faster there; the government has demonstrated its commitment to fiscal reform; and economic growth should still be a respectable 4% this year and 2%-3% next year.


                    Diversification of Portfolio Investments
                    ----------------------------------------
                      By Country as of September 30, 1998
                    (percentages are based on market value)


                [Pie Chart Appears Here - See Plot Points Below]


                               Mexico      47%
                               Brazil      33%
                               Argentina    4%
                               Chile        8%
                               Peru         8%

We will, of course, continue monitoring economic conditions and how they affect the financial markets, as we seek long-term capital appreciation.


                                /s/ Michael Levy
                                ________________
                                  Michael Levy
                            Portfolio Manager of the
                        Latin American Equity Portfolio
                               September 30, 1998

LATIN AMERICAN EQUITY FUND

Performance Comparison

Comparison of Change in
Value of a $10,000 Investment
in the Latin American Equity
Fund and the IFCI Latin
American Index since
October 31, 1993.


--------------------------------------
Total Return for the Year Ended
      September 30, 1998

  One Year     Since 10/25/93*
   -44.28%        -2.29%**

 * The Fund's inception date.
** Annualized

Investment return and principal value
may fluctuate so that shares, when
redeemed, may be worth more or less
than their original cost.
--------------------------------------


                  [Graph Appears Here - See Plot Points Below]


                                   Latin American               IFCI Latin
                                Equity Fund - $8,920    American Index - $8,386
                                --------------------    ------------------------

                        OCT-93           $10,000                 $10,000
                        DEC-93            12,433                  12,111
                        MAR-94            12,822                  12,275
                        JUN-94            10,917                  11,051
                        SEP-94            14,526                  14,736
                        DEC-94            11,071                  11,018
                        MAR-95             7,350                   7,686
                        JUN-95             8,476                   9,100
                        SEP-95             8,618                   9,602
                        DEC-95             8,384                   9,161
                        MAR-96             9,408                   9,652
                        JUN-96            10,706                  10,584
                        SEP-96            10,838                  10,763
                        DEC-96            11,134                  10,869
                        MAR-97            12,463                  12,536
                        JUN-97            14,633                  15,248
                        SEP-97            15,961                  15,933
                        DEC-97            14,608                  14,077
                        MAR-98            15,484                  13,922
                        JUN-98            12,661                  12,177
                        SEP-98             8,920                   8,386
            .


           Past performance is not indicative of future performance.

LATIN AMERICAN EQUITY FUND

Statement of Assets and Liabilities  September 30, 1998

Assets
  Investment in Latin American Equity Portfolio, at Value                                                    $ 6,454,114
  Receivable for Shares of Beneficial Interest Subscribed                                                         33,000
  Receivable from Bankers Trust                                                                                  145,194
  Prepaid Expenses and Other                                                                                       9,822
                                                                                                             -----------
Total Assets                                                                                                   6,642,130
                                                                                                             -----------
Liabilities
  Payable for Shares of Beneficial Interest Redeemed                                                             369,883
  Accrued Expense and Other                                                                                       15,909
                                                                                                             -----------
Total Liabilities                                                                                                385,792
                                                                                                             -----------
Net Assets                                                                                                    $6,256,338
                                                                                                             ===========
Composition of Net Assets
  Paid-in Capital                                                                                            $15,161,075
  Undistributed Net Investment Income                                                                            236,669
  Accumulated Net Realized Loss from Investment, Foreign Currency and
    Forward Foreign Currency Transactions                                                                     (7,043,870)
  Net Unrealized Depreciation on Investment and Foreign Currency                                              (2,097,536)
                                                                                                             -----------
Net Assets                                                                                                   $ 6,256,338
                                                                                                             ===========
Net Asset Value, Offering and Redemption Price Per Share (net assets divided by shares outstanding)          $      8.75
                                                                                                             ===========
Shares Outstanding ($0.001 par value per share, unlimited number of shares of beneficial interest authorized)    715,404
                                                                                                             ===========


Statement of Operations For the year ended September 30, 1998

Investment Income
  Income Allocated from Latin American Equity Portfolio, net                                                $    616,975
                                                                                                            ------------
Expenses
  Administration and Services Fees                                                                               243,579
  Printing and Shareholder Reports                                                                                10,880
  Registration Fees                                                                                                8,102
  Professional Fees                                                                                               14,165
  Trustees Fees                                                                                                    3,153
  Organization Expenses                                                                                            1,540
  Miscellaneous                                                                                                    6,382
                                                                                                            ------------
  Total Expenses                                                                                                 287,801
  Less Expenses Absorbed by Bankers Trust                                                                        (33,064)
                                                                                                            ------------
    Net Expenses                                                                                                 254,737
                                                                                                            ------------
Net Investment Income                                                                                            362,238
                                                                                                            ------------
Realized and Unrealized Gain (Loss) on Investment, Foreign Currency
  and Forward Foreign Currency Contracts
  Net Realized Gain (Loss) from:
    Investment Transactions                                                                                   (5,539,202)
    Foreign Currency Transactions                                                                                (57,468)
    Forward Foreign Currency Transactions                                                                            895
  Net Change in Unrealized Appreciation/Depreciation on Investment and Foreign Currency                       (7,638,638)
                                                                                                            ------------
Net Realized and Unrealized Loss on Investment, Foreign Currency and Forward
  Foreign Currency Contracts                                                                                 (13,234,413)
                                                                                                            ------------
Net Decrease in Net Assets from Operations                                                                  $(12,872,175)
                                                                                                            ============

                See Notes to Financial Statements on Pages 9 and 10

LATIN AMERICAN EQUITY FUND
Statements of Changes in Net Assets

                                                                                        For the            For the
                                                                                       year ended         year ended
                                                                                   September 30, 1998  September 30, 1997
                                                                                   ------------------  ------------------
Increase (Decrease) in Net Assets from:
Operations
  Net Investment Income                                                               $    362,238       $     43,318
  Net Realized Gain (Loss) from Investment, Foreign Currency and
    Forward Foreign Currency Transactions                                               (5,595,775)         6,748,749
  Net Change in Unrealized Appreciation/Depreciation on Investment
    and Foreign Currency                                                                (7,638,638)         3,980,334
                                                                                      ------------       ------------
Net Increase (Decrease) in Net Assets from Operations                                  (12,872,175)        10,772,401
                                                                                      ------------       ------------
Distributions to Shareholders
  Net Investment Income                                                                    (68,996)            (4,313)
                                                                                      ------------       ------------
Capital Transactions in Shares of Beneficial Interest
  Proceeds from Sales of Shares                                                         45,435,848         59,057,526
  Dividend Reinvestments                                                                    41,257              2,063
  Cost of Shares Redeemed                                                              (63,692,767)       (49,411,389)
                                                                                      ------------       ------------
Net Increase (Decrease) from Capital Transactions in Shares of Beneficial Interest     (18,215,662)         9,648,200
                                                                                      ------------       ------------
Total Increase (Decrease) in Net Assets                                                (31,156,833)        20,416,288
Net Assets
Beginning of Year                                                                       37,413,171         16,996,883
                                                                                      ------------       ------------
End of Year (Including undistributed net investment income of $236,669 and
  $0, respectively)                                                                   $  6,256,338       $ 37,413,171
                                                                                      ============       ============

              See Notes to Financial Statements on Pages 9 and 10

LATIN AMERICAN EQUITY FUND

Financial Highlights

Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated for the Latin American Equity Fund.

                                                                                          For the period
                                                          For the years ended            October 25, 1993
                                                              September 30,              (Commencement of
                                                  ------------------------------------    Operations) to
                                                   1998      1997      1996      1995    September 30, 1994
                                                  ------    ------    ------    ------   ------------------
Per Share Operating Performance:
Net Asset Value, Beginning of Period             $ 15.74    $10.71    $ 8.50   $ 14.59          $10.00
                                                 -------    ------    ------   -------          ------
Income from Investment Operations
  Net Investment Income                             0.44      0.00**    0.02      0.03              --
  Net Realized and Unrealized Gain (Loss) on
   Investment, Foreign Currency and Forward
   Foreign Currency Contracts                      (7.40)     5.03      2.19     (5.92)           4.59
                                                 -------    ------    ------   -------          ------
Total Income (Loss) from Investment Operations     (6.96)     5.03      2.21     (5.89)           4.59
                                                 -------    ------    ------   -------          ------
Distributions to Shareholders
  Net Investment Income                            (0.03)     0.00**      --        --              --
  Net Realized Gains                                  --        --        --     (0.20)             --
                                                 -------    ------    ------   -------          ------
Net Asset Value, End of Period                   $  8.75    $15.74    $10.71   $  8.50          $14.59
                                                 =======    ======    ======   =======          ======
Total Investment Return                           (44.28)%   47.00%    26.00%   (40.68)%         50.01%*
Supplemental Data and Ratios:
  Net Assets, End of Period (000s omitted)       $  6,256   $37,413   $16,997  $ 13,624         $27,489
  Ratios to Average Net Assets:
    Net Investment Income                           1.42%     0.16%     0.16%     0.29%           0.03%*
    Expenses, Including Expenses of the
     Latin American Equity Portfolio                2.00%     2.00%     2.00%     2.00%           2.00%*
    Decrease Reflected in Above Expense
     Ratio Due to Absorption of Expenses by
     Bankers Trust                                  0.66%     0.44%     0.66%     1.17%           1.27%*

----------
*   Annualized
**  Less than $0.01


              See Notes to Financial Statements on Pages 9 and 10

LATIN AMERICAN EQUITY FUND

Notes to Financial Statements Note 1--Organization and Significant Accounting
  Policies
A. Organization
BT Investment Funds (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Trust was organized on July 21, 1986, as a business trust under the laws of the Commonwealth of Massachusetts. The Latin American Equity Fund (the "Fund") is one of the funds offered to investors by the Trust. The Fund commenced operations and began offering shares of beneficial interest on October 25, 1993. The Fund invests substantially all of its assets in the Latin American Equity Portfolio (the "Portfolio"). The Portfolio is an open-end management investment company registered under the Act. The Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio. The value of such investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. At September 30, 1998, the Fund's investment was approximately 100% of the Portfolio.

The financial statements of the Portfolio, including the Schedule of Portfolio Investments, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

B. Investment Valuation
Valuation of securities by the Portfolio is discussed in Note 1B of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

C. Investment Income
The Fund earns income, net of expenses, daily on its investment in the Portfolio. All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. Organization Expenses
Costs incurred by the Fund in connection with its organization and initial registration are being amortized evenly over a five year period.

E. Distributions
It is the Fund's policy to declare and distribute dividends annually to shareholders from net investment income, if any. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund will also be made annually.

F. Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Fund may periodically make reclassifications among certain of its capital accounts as a result of differences in the characterization and allocation of certain income and capital gains determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The Fund has a capital loss carryforward in the amount of $749,851 expiring in 2004. In addition the Fund has deferred post October currency losses of $46,858 and post October capital losses of $5,564,099 to next year.

G. Other
The Trust accounts separately for the assets, liabilities, and operations of each Fund. Expenses directly attributable to the Fund are charged to that Fund, while expenses which are attributable to all of the Trust's Funds are allocated among the Funds. Investment transactions are accounted for on the trade date basis. Realized gains and losses are determined on the identified cost basis.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2--Fees and Transactions with Affiliates
The Fund has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Administration and Services Agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Fund in return for a fee computed daily and paid monthly at an annual rate of .95% of the Fund's average daily net assets.

Bankers Trust has voluntarily undertaken to waive its fees and reimburse expenses of the Fund, to the extent necessary, to limit all expenses to 0.90% of the average daily net assets of the Fund, excluding expenses of the Portfolio and 1.90% of the average daily net assets of the Fund, including expenses of the Portfolio. Prior to August 5, 1998, Bankers Trust voluntarily waived and reimbursed expenses of the Fund, to the extent necessary, to limit all expenses to 1.00% of the average daily net assets of the Fund, excluding expenses of the Portfolio and 2.00% of the average daily net assets of the Fund, including expenses of the Portfolio.

The Trust has entered into a distribution agreement with ICC Distributors, Inc. ("ICC") under which ICCwill serve as distributor for shares sold on behalf of the Fund.

The Fund is a participant with other affiliated entities in a revolving credit facility (the "revolver") and a discretionary demand line of credit collectively (the "credit facilities") in the amounts of $50,000,000 and $100,000,000 respectively. A commitment fee of .07% per annum on the average daily amount of the available commitment is payable on a calendar quarter basis and apportioned equally among all the participants. Amounts borrowed under the credit facilities will bear interest at a rate per annum equal to the Federal Funds Rate plus
 .45%. No amounts were drawn down or outstanding under the credit facilities as of and for the year ended September 30, 1998.

LATIN AMERICAN EQUITY FUND

Notes to Financial Statements

Note 3--Shares of Beneficial Interest
At September 30, 1998, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                  For the                       For the
                                 year ended                    year ended
                             September 30, 1998             September 30, 1997
                         --------------------------     ---------------------------
                           Shares         Amount          Shares           Amount
                         ----------    ------------     ----------     ------------
Sold                      3,404,954    $ 45,435,848      4,496,165     $ 59,057,526
Reinvested                    3,104          41,257            190            2,063
Redeemed                 (5,069,215)    (63,692,767)    (3,707,034)     (49,411,389)
                         ----------    ------------     ----------     ------------
Net Increase (Decrease)  (1,661,157)   $(18,215,662)       789,321     $  9,648,200
                         ==========    ============     ==========     ============


Note 4--Risks of Investing in Emerging Markets
The risks involved when investing in emerging markets are of a nature generally not encountered when investing in securities traded on major international markets.

Investment in securities of issuers based in underdeveloped emerging markets involves special risks and considerations not typically associated with investing in U.S. companies. These risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility. Additionally, developments effecting emerging market investments can not always be foreseen.

LATIN AMERICAN EQUITY FUND

Report of Independent Accountants

To the Trustees of the BT Investment Funds and Shareholders of Latin American Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Latin American Equity Fund (one of the Funds comprising BT Investment Funds, hereafter referred to as the "Fund") at September 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the transfer agent, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Baltimore, Maryland
November 6, 1998



Tax Information (Unaudited) For the year ended September 30, 1998

During the year ended September 30, 1998, the Fund received income from foreign sources in the amount of $861,816. The Fund has paid foreign taxes in the amount of $45,111, or $0.06 per share. Such amounts are eligible for the foreign tax credit. You should consult your tax advisor relating to the appropriate treatment of foreign taxes paid.

LATIN AMERICAN EQUITY PORTFOLIO

Schedule of Portfolio Investments September 30, 1998

 Shares               Security                           Value
 ------               --------                           -----

         COMMON STOCKS - 73.21%
         Argentina - 3.97%
  6,055  Nortel Inversora ADR                        $  130,939
 15,254  Quilmes Industrial Quins ADR                   124,892
                                                     ----------
                                                        255,831
                                                     ----------

         Brazil - 12.61%
 37,997  Aracruz Cel SA - Sponsored ADR                 258,854
 22,004  Centrias Geradoras Do Sul B (a)                 23,017
 10,000  Companhia Vale de Rio Doce                     107,137
 11,004  Electrobras Ord                                228,360
  2,848  Telebras (ADR)                                 196,512
                                                     ----------
                                                        813,880
                                                     ----------

         Chile - 7.26%
 15,700  Banco de A. Edwards, ADR                       131,487
 12,600  Embotelladora Andina SP "B" (ADR)              139,388
 28,500  Quinenco SA ADR                                197,719
                                                     ----------
                                                        468,594
                                                     ----------

         Colombia - 0.16%
  3,387  Banco de Bogota                                 10,368
                                                     ----------

         Mexico - 42.26%
     24  Controladora de Farmacia                            12
131,325  Corporacion Geo SA de CV-Ser. B (a)            257,753
 20,115  Fomento Economico Mexico ADR                   394,757
262,730  Grupo Industrial Bimbo SA Ser. A               510,506
 72,000  Grupo Mexico SA de CV-Ser. B                   183,709
 16,400  Grupo Televisa SA GDR (a)                      316,725
 69,667  Gruma SA de CV-Ser. B (a)                      143,573
 85,000  Kimberly Clark de Mexico-A                     210,623
 12,560  Telefonos de Mexico SA, ADR-Class L            555,780
 23,500  TV Azteca SA de CV Spons ADR                   154,219
                                                     ----------
                                                      2,727,657
                                                     ----------

         Peru - 6.92%
 27,560  Compania de Minas Buenaventura SA-A            159,716
 12,215  Compania de Minas Buenaventura SA, ADR         141,999
  3,015  Compania de Minas Buenaventura-B                17,769
104,985  Minsur SA "T" Ord                              127,182
                                                     ----------
                                                        446,666
                                                     ----------

         Venezuela - 0.03%
    136  Siderurgica Venezolana Sivensa, Saica
           SACA                                           2,149
                                                     ----------

Total Common Stocks (Cost $6,415,473)                 4,725,145
                                                     ----------


 Shares               Security                           Value
 ------               --------                           -----

PREFERRED STOCK CONVERTIBLE - 17.43%
         BRAZIL - 17.43%
  2,017  Petroleo Brasileiro SA Petrobras PN         $  207,588
 17,900  Companhia Vale de Rio Doce-B PN (a)                 --
 22,000  Cemig SA Sponsored ADR                         486,499
 17,920  Telesp Participaceos PFD ADR                   430,842
                                                     ----------
                                                      1,124,929
                                                     ----------

Total Preferred Stock Convertible (Cost $1,587,461)   1,124,929
                                                     ----------

         Short Term Instruments
         United States - 0.01%
    532  BT Institutional Cash Management Fund,
           5.39% (Cost $532)                                532
                                                     ----------

Total Investments (Cost $8,003,466)       90.65%     $5,850,606
Other Assets in Excess of Liabilites       9.35%        603,514
                                         -------     ----------
Net Assets                               100.00%     $6,454,120
                                         =======     ==========

----------
(a) Non-Income Producing Security
The following abbreviations are used in portfolio descriptions:
ADR - American Depository Receipt
GDR- Global Despository Receipt

Industry Diversification (as percentage of Total Investments):
(Unaudited)
      Telecommunications           22.46%
      Metals and Mining            19.09%
      Foods                        11.18%
      Beverages                     9.13%
      Television                    8.05%
      Paper                         8.02%
      Building and Construction     4.44%
      Utilities                     4.30%
      Oil - International           3.55%
      Diversified                   3.38%
      Financial Services            2.25%
      Brewery                       2.13%
      Steel                         1.83%
      Banks                         0.18%
      Short Term                    0.01%
                                  -------
                                  100.00%
                                  =======

              See Notes to Financial Statements on Pages 15 and 16

LATIN AMERICAN EQUITY PORTFOLIO

Statement of Assets and Liabilities  September 30, 1998

Assets
  Investments at Value (Cost $8,003,466)                             $ 5,850,606
  Cash*                                                                  284,216
  Receivable for Securities Sold                                         739,355
  Dividends and Interest Receivable                                       46,359
  Due from Bankers Trust, net                                              1,030
                                                                     -----------
Total Assets                                                           6,921,566
                                                                     -----------
Liabilities
  Payable for Securities Purchased                                       442,889
  Accrued Expense and Other                                               24,557
                                                                     -----------
Total Liabilities                                                        467,446
                                                                     -----------
Net Assets                                                           $ 6,454,120
                                                                     ===========
Composition of Net Assets
  Paid-in Capital                                                    $ 8,607,912
  Net Unrealized Depreciation on Investments and Foreign Currencies   (2,153,792)
                                                                     -----------
Net Assets                                                           $ 6,454,120
                                                                     ===========

----------
* Includes foreign currency of $16,957 with a cost of $17,022.



Statement of Operations For the year ended September 30, 1998


Investment Income
  Dividends (net of foreign withholding tax of $45,111)                                      $    869,236
  Interest                                                                                          4,463
                                                                                             ------------
Total Investment Income                                                                           873,699
                                                                                             ------------
Expenses
  Advisory Fees                                                                                   256,724
  Administration and Services Fees                                                                 51,345
  Transaction Fees                                                                                 48,781
  Professional Fees                                                                                32,672
  Trustees Fees                                                                                     2,663
  Miscellaneous                                                                                       178
                                                                                             ------------
  Total Expenses                                                                                  392,363
  Less Expenses Absorbed by Bankers Trust                                                        (135,639)
                                                                                             ------------
    Net Expenses                                                                                  256,724
                                                                                             ------------
Net Investment Income                                                                             616,975
                                                                                             ------------

Realized and Unrealized Gain (Loss) on Investments, Foreign Currencies and
  Forward Foreign Currency Contracts
  Net Realized Gain (Loss) from:
    Investment Transactions                                                                    (5,538,078)
    Foreign Currency Transactions                                                                 (58,596)
    Forward Foreign Currency Transactions                                                             895
  Net Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currencies     (7,638,639)
                                                                                             ------------
Net Realized and Unrealized Loss on Investments, Foreign Currencies and
  Forward Foreign Currency Contracts                                                          (13,234,418)
                                                                                             ------------
Net Decrease in Net Assets from Operations                                                   $(12,617,443)
                                                                                             ============


              See Notes to Financial Statements on Pages 15 and 16

LATIN AMERICAN EQUITY PORTFOLIO
Statements of Changes in Net Assets

                                                                           For the             For the
                                                                         year ended          year ended
                                                                     September 30, 1998   September 30, 1997
                                                                     ------------------   ------------------
Increase in Net Assets from:
Operations
  Net Investment Income                                                 $    616,975         $    318,479
  Net Realized Gain (Loss) from Investment, Foreign Currency and
    Forward Foreign Currency Transactions                                 (5,595,779)           6,749,012
  Net Change in Unrealized Appreciation/Depreciation on Investments
    and Foreign Currencies                                                (7,638,639)           3,979,986
                                                                        ------------         ------------
Net Increase (Decrease) in Net Assets from Operations                    (12,617,443)          11,047,477
                                                                        ------------         ------------
Capital Transactions
  Proceeds from Capital Invested                                          45,172,546           59,002,666
  Value of Capital Withdrawn                                             (63,505,446)         (49,696,877)
                                                                        ------------         ------------
Net Increase (Decrease) in Net Assets from Capital Transactions          (18,332,900)           9,305,789
                                                                        ------------         ------------
Total Increase (Decrease) in Net Assets                                  (30,950,343)          20,353,266
Net Assets
Beginning of Year                                                         37,404,463           17,051,197
                                                                        ------------         ------------
End of Year                                                             $  6,454,120         $ 37,404,463
                                                                        ============         ============



Financial Highlights

Contained below are selected ratios to average net assets and other supplemental data for the periods indicated for the Latin American Equity Portfolio.

                                                                                        For the period
                                                         For the years ended           October 25, 1993
                                                            September 30,              (Commencement of
                                                ------------------------------------    Operations) to
                                                 1998      1997      1996      1995   September 30, 1994
                                                ------    ------    ------    ------  ------------------
Supplemental Data and Ratios:
  Net Assets, End of Period (000s omitted)      $6,454   $37,404   $17,051   $13,658      $27,366
  Ratios to Average Net Assets:
    Net Investment Income                        2.41%     1.16%     1.21%     1.27%        1.03%*
    Expenses                                     1.00%     1.00%     1.00%     1.00%        1.00%*
    Decrease Reflected in Above Expense
     Ratio Due to Absorption of Expenses by
     Bankers Trust                               0.53%     0.32%     0.31%     0.80%        0.79%*
  Portfolio Turnover Rate                          92%      122%      171%      161%         124%

----------
* Annualized

              See Notes to Financial Statements on Pages 15 and 16

LATIN AMERICAN EQUITY PORTFOLIO

Notes to Financial Statements

Note 1--Organization and Significant Accounting Policies
A. Organization
The Latin American Equity Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Portfolio was organized on August 6, 1993 as an unincorporated trust under the laws of New York and commenced operations on October 25, 1993. The Declaration of Trust permits the Board of Trustees (the "Trustees") to issue beneficial interests in the Portfolio.

B. Security Valuation
The Portfolio's investments listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the closing price of the security traded on that exchange prior to the time when the Portfolio assets are valued. Short-term debt securities are valued at market value until such time as they reach a remaining maturity of 60 days, whereupon they are valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees.

C. Security Transactions and Interest Income
Security transactions are accounted for on a trade date basis. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on the accrual basis and includes amortization of premium and discount on investments. Expenses are recorded as incurred. Realized gains and losses from securities transactions are recorded on the identified cost basis.

All of the net investment income and realized and unrealized gains and losses from the security and foreign currency transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. Repurchase Agreements
The Portfolio may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Portfolio's Investment Advisers, subject to the seller's agreement to repurchase such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Portfolio's custodian, and pursuant to the terms of the repurchase agreement must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Portfolio maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

E. Foreign Currency Transactions
The books and records of the Portfolio are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

F. Forward Foreign Currency Contracts
The Portfolio may enter into forward foreign currency contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or with respect to the Portfolio's investments. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using prevailing exchange rates. With respect to forward foreign currency contracts, losses in excess of amounts recognized in the Statement of Assets and Liabilities may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

G. Option Contracts
Upon the purchase of a put option or a call option by a Portfolio, the premium paid is recorded as an investment and marked-to-market daily to reflect the current market value. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

H. Futures Contracts
The Portfolio may enter into financial futures contracts which are contracts to buy a standard quantity of securities at a specified price on a future date. The Portfolio is required to deposit either in cash or securities in an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

I. Federal Income Taxes
The Portfolio is considered a Partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

J. Other
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2--Fees and Transactions with Affiliates
The Portfolio has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Administration and Services Agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Portfolio in return for a fee computed daily and paid monthly at an annual rate of .20% of the Portfolio's average daily net assets.

LATIN AMERICAN EQUITY PORTFOLIO

Notes to Financial Statements


The Portfolio has entered into an Advisory Agreement with Bankers Trust. Under this Advisory Agreement, the Portfolio pays Bankers Trust an advisory fee computed daily and paid monthly at an annual rate of 1.00% of the Portfolio's average daily net assets.

Bankers Trust has voluntarily undertaken to waive its fees and reimburse expenses of the Portfolio, to the extent necessary, to limit all expenses to 1.00% of the average daily net assets of the Portfolio.

The Portfolio may invest in the BT Institutional Cash Management Fund ("the Fund"), an open-end management investment company managed by Bankers Trust Company ("the Company"). The fund is offered as a cash management option to the Portfolio and other accounts managed by the Company. Distributions from the fund to the Portfolio as of September 30, 1998 amounted to $52,531 and are included in dividend income.

The Portfolio is a participant with other affiliated entities in a revolving credit facility (the "revolver") and a discretionary demand line of credit facility collectively, (the "credit facilities") in the amounts of $50,000,000 and $100,000,000 respectively. A commitment fee of .07% per annum on the average daily amount of the available commitment is payable on a calendar quarter basis and apportioned equally among all participants. Amounts borrowed under the credit facilities will bear interest at a rate per annum equal to the Federal Funds Rate plus .45%. No amounts were drawn down or outstanding under the credit facilities as of and for the year ended September 30, 1998.

Note 3--Purchases and Sales of Investment Securities
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 1998, were $22,182,287 and $37,404,323, respectively.

For federal income tax purposes, the tax basis of investments held at September 30, 1998 was $8,733,386. The aggregate gross unrealized appreciation for all investments was $42,436 and the aggregate gross unrealized depreciation for all investments was $2,925,216.

Note 4--Risks of Investing in Emerging Markets
The risks involved when investing in emerging markets are of a nature generally not encountered when investing in securities traded on major international markets.

Investment in securities of issuers based in underdeveloped emerging markets involves special risks and considerations not typically associated with investing in U.S. companies. These risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility. Additionally, developments effecting emerging market investments can not always be foreseen.

LATIN AMERICAN EQUITY PORTFOLIO

Report of Independent Accountants


To the Trustees and Holders of Beneficial Interest of the Latin
American Equity Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Latin American Equity Portfolio (hereafter referred to as the "Portfolio") at September 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Baltimore, Maryland
November 6, 1998

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






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


BT INVESTMENT FUNDS
LATIN AMERICAN EQUITY FUND


Investment Advisor and Administrator of the Portfolio
BANKERS TRUST COMPANY
130 Liberty Street
New York, NY 10006

Distributor
ICC DISTRIBUTORS, INC.
P.O. Box 7558
Portland, ME 04112-9892

Custodian and Transfer Agent
BANKERS TRUST COMPANY
130 Liberty Street
New York, NY 10006

Independent Accountants
PRICEWATERHOUSECOOPERS LLP
250 West Pratt Street
Baltimore, MD 21201

Counsel
WILLKIE FARR & GALLAGHER
787 7th Avenue
New York, NY 10019


                                ---------------
For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or the BT Mutual Fund Service Center at (800) 730-1313. This report must be preceded or accompanied by a current prospectus for the Fund.
                                ---------------


                           BT Investment Latin American Equity CUSIP#055922785
                                                               STA497200 (9/98)